Exhibit 10.10

DOMAIN NAME, URL AND IP ADDRESS ASSIGNMENT

This Domain Name, URL and IP Address Assignment, dated as of February 9, 2023 (“Domain Name Assignment”), made by 1847 ICU HOLDINGS INC., a Delaware corporation with a principal place of business located at 590 Madison Avenue, New York, NY 10022, ICU EYEWEAR, INC., a California corporation with a principal place of business located at 1900 Shelton Drive, Hollister, CA 95023, and ICU EYEWEAR HOLDINGS, INC., a California corporation with a principal place of business located at 1900 Shelton Drive, Hollister, CA 95023, jointly and severally (“Grantor”), in favor of INDUSTRIAL FUNDING GROUP, INC., a California corporation with offices at 13848 Ventura Blvd., Sherman Oaks, CA 91423 (together with its successors and assigns, “Lender”).

RECITALS

WHEREAS, the Grantor has an ownership interest in the domain names, the URLs and IP addresses identified in Exhibit 1 attached hereto (collectively the “Names and Addresses”); and

WHEREAS, the Grantor and the Lender are parties to that certain Loan and Security Agreement of even date herewith (as from time to time amended or amended and restated, the “Loan Agreement”; capitalized terms used herein and not defined shall have the meanings set forth in the Loan Agreement”); and

WHEREAS, the Grantor granted to Lender a security interest in substantially all of its property and assets including, without limitation, the Names and Addresses, to secure the performance of Grantor’s obligations under the Loan Agreement and the other Loan Documents; and

WHEREAS, it is a condition precedent to the Lender’s entry into the Loan Agreement that the Grantor shall have executed and delivered this Assignment; and

WHEREAS, upon the occurrence of one or more Events of Default under the Loan Agreement, the Lender has the right to exercise its rights and remedies under the Loan Agreement and the other Loan Documents, including, without limitation, the transfer of the Names and Addresses; and

WHEREAS, by this instrument, Grantor is hereby assigning the Names and Addresses to the Lender or its designee upon the occurrence of an Event of Default.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Grantor hereby agrees, confirms and acknowledges as follows:

1.	The Grantor does hereby acknowledge and confirm that it has made a collateral assignment to the Lender of, and has granted to the Lender a first priority continuing security interest in, all of the Grantor’s right, title and interest in and to the Names and Addresses pursuant to the Loan Agreement.

2.	The Grantor hereby acknowledges that one or more Events of Default have occurred under the Loan Agreement.

3.	The Grantor hereby irrevocably constitutes and appoints Lender, with full power of substitution, as its true and lawful attorney-in-fact, with full irrevocable power and authority in its place and stead and in its name or otherwise, from time to time in Lender’s sole discretion, at such Grantor’s sole cost and expense, to take any and all action and to execute and deliver any and all documents and instruments which Lender may deem reasonably necessary or advisable to (a) accomplish the purposes of perfecting, continuing and preserving, a continuing first priority security interest in the Names and Addresses in favor of Lender, and (b) effect a transfer of the Names and Addresses to Lender or to Lender’s designees without further consent or authorization of the Grantor upon the occurrence of an Event of Default.

4.	Each Registrar set forth on Exhibit 1 may rely on this Collateral Assignment to effect the foregoing transfers described in Section 3 above.

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IN WITNESS WHEREOF, the Grantor has executed this Assignment as of the date first written above.

1847 ICU HOLDINGS INC.

By:	/s/ Ellery Roberts
Name:	Ellery Roberts
Title:	Chief Executive Officer

ICU EYEWEAR HOLDINGS, INC.

By:	/s/ Kirk Hobbs
Name:	Kirk Hobbs
Title:	Chief Executive Officer

ICU EYEWEAR, INC.

By:	/s/ Kirk Hobbs
Name:	Kirk Hobbs
Title:	Chief Executive Officer

[SIGNATURE PAGE – DOMAIN NAME, URL AND IP ADDRESS ASSIGNMENT]

EXHIBIT 1

DOMAIN NAMES, URLS AND IP ADDRESSES

Domain Name	URL	IP Address	Registrant	Registrar	User ID	Password
Go Daddy	glpolarized.com	pdns13.domaincontrol.com. [‘97.74.110.56’] [TTL=172800] pdns14.domaincontrol.com. [‘173.201.78.56’] [TTL=172800]	ICU Eyewear		6145878	web4zoom
Go Daddy	guidelineeyegear.com	pdns07.domaincontrol.com [‘97.74.111.53’] [TTL=3600] pdns08.domaincontrol.com [‘173.201.79.53’] [TTL=3600]	ICU Eyewear		6145878	web4zoom
Go Daddy	icub2b.com	pdns07.domaincontrol.com. [‘97.74.111.53’] [TTL=172800] pdns08.domaincontrol.com. [‘173.201.79.53’] [TTL=172800]	ICU Eyewear		6145878	web4zoom
Go Daddy	fishermanseyewear.com	pdns11.domaincontrol.com. [‘97.74.111.55’] [TTL=172800]	ICU Eyewear		6145878	web4zoom
Go Daddy	fishermenseyewear.com	pdns12.domaincontrol.com. [‘173.201.79.55’] [TTL=172800]	ICU Eyewear		6145878	web4zoom
Go Daddy	guidelinepolarized.com	pdns11.domaincontrol.com. [‘97.74.111.55’] [TTL=172800]	ICU Eyewear		6145878	web4zoom
Go Daddy	fishermeneyewear.com	pdns12.domaincontrol.com. [‘173.201.79.55’] [TTL=172800]	ICU Eyewear		6145878	web4zoom
Go Daddy	icuppe.com	pdns11.domaincontrol.com. [‘97.74.111.55’] [TTL=172800]	ICU Eyewear		6145878	web4zoom
Go Daddy	icu-medical.com	pdns12.domaincontrol.com. [‘173.201.79.55’] [TTL=172800]	ICU Eyewear		6145878	web4zoom
Go Daddy	icuhealthproducts.com	pdns11.domaincontrol.com. [‘97.74.111.55’] [TTL=172800]	ICU Eyewear		6145878	web4zoom
Go Daddy	guidelinesun.com	pdns12.domaincontrol.com. [‘173.201.79.55’] [TTL=172800]	ICU Eyewear		6145878	web4zoom
Network Solutions	zoomeye.works	pdns11.domaincontrol.com. [‘97.74.111.55’] [TTL=172800]	Zoom Eyeworks		zoom_domains	Just4DNS!
Network Solutions	solbyicueyewear.com	pdns12.domaincontrol.com. [‘173.201.79.55’] [TTL=172800]	Zoom Eyeworks		zoom_domains	Just4DNS!
Network Solutions	icueyewear.com	pdns11.domaincontrol.com. [‘97.74.111.55’] [TTL=172800]	ICU Eyewear		icueyewear	Just4DNS!
Network Solutions	zoomeyeworks.com	pdns12.domaincontrol.com. [‘173.201.79.55’] [TTL=172800]			zoom_domains	Just4DNS!
Network Solutions	fishermaneyewear.com	pdns05.domaincontrol.com. [‘97.74.110.52’] [TTL=172800]	Zoom Eyeworks		zoom_domains	Just4DNS!
Network Solutions	solbyicu.com	pdns06.domaincontrol.com. [‘173.201.78.52’] [TTL=172800]	Zoom Eyeworks		zoom_domains	Just4DNS!
Network Solutions	drdeanreaders.com	pdns05.domaincontrol.com. [‘97.74.110.52’] [TTL=172800]	Zoom Eyeworks		zoom_domains	Just4DNS!
Network Solutions	docdeanreaders.com	pdns06.domaincontrol.com. [‘173.201.78.52’] [TTL=172800]	Zoom Eyeworks		zoom_domains	Just4DNS!
Sav	icuhealth.com	ns83.worldnic.com. [‘162.159.26.131’] (NO GLUE) [TTL=3600]	ICU Eyewear		andre@ icueyewear.com	62TaRpBmKR@ZKRb